Prospectus Supplement — July 1, 2011 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia High Yield Bond Fund	7/30/2010 and 9/27/2010

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

				Class I, R, R3,
	Class A	Class B	Class C	R4, R5, W, Z

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R

Management fees	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%
Other expenses	0.26%	0.26%	0.26%	0.10%	0.26%
Total annual fund operating expenses	1.07%	1.82%	1.82%	0.66%	1.32%

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class W	Class Z

Management fees	0.56%	0.56%	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%	0.00%	0.00%	0.25%	0.00%
Other expenses	0.39%	0.39%	0.14%	0.26%	0.26%
Total annual fund operating expenses	1.20%	0.95%	0.70%	1.07%	0.82%

(a)	Expense ratios have been adjusted to reflect current fees.

S-6370-2 A (7/11)

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Class A (whether or not shares are redeemed)	$579	$799	$1,038	$1,723
Class B (if shares are redeemed)	$685	$873	$1,186	$1,945
Class B (if shares are not redeemed)	$185	$573	$986	$1,945
Class C (if shares are redeemed)	$285	$573	$986	$2,142
Class C (if shares are not redeemed)	$185	$573	$986	$2,142
Class I (whether or not shares are redeemed)	$67	$211	$368	$826
Class R (whether or not shares are redeemed)	$134	$419	$724	$1,595
Class R3 (whether or not shares are redeemed)	$122	$381	$661	$1,459
Class R4 (whether or not shares are redeemed)	$97	$303	$526	$1,171
Class R5 (whether or not shares are redeemed)	$72	$224	$390	$874
Class W (whether or not shares are redeemed)	$109	$341	$591	$1,310
Class Z (whether or not shares are redeemed)	$84	$262	$456	$1,018

More about Annual Fund Operating Expenses

The section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

The following information is presented in addition to, and should be read in conjunction with, “Fees and Expenses of the Fund” that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses are based on expenses incurred during the Fund’s fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the fiscal period. The expense ratios are adjusted to reflect current fee arrangements, but are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the table. The commitment by the investment manager and its affiliates to waive fees and/or cap (reimburse) expenses is expected to limit the impact of any increase in the Fund’s operating expenses that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until Sept. 30, 2011 for Class Z shares and July 31, 2011 for all other classes of shares, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rates of 1.07% for Class A, 1.83% for Class B, 1.83% for Class C, 0.70% for Class I, 1.50% for Class R, 1.25% for Class R3, 1.00% for Class R4, 0.75% for Class R5, 1.15% for Class W and 0.87% for Class Z.

In addition to the contractual waiver/reimbursement arrangement described above, Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until July 31, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not exceed the annual rate of 0.82% for Class Z.

Fund Management and Compensation

The fourth paragraph under the section entitled “Fund Management and Compensation” is hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the fiscal year ended May 31, 2010 was 0.58% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Fund’s Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 15, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all funds in the Fund Family. The new IMS Agreement includes changes to the investment advisory fee rates payable to Columbia Management. Effective July 1, 2011, the investment management services fee is equal to a percentage of the Fund’s average daily net assets, with such rate declining from 0.590% to 0.360% as the Fund’s net assets increase. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s semiannual shareholder report for the period ended November 30, 2010.